                             OCC ACCUMULATION TRUST
                          Prospectus dated May 1, 2001

OCC ACCUMULATION TRUST (the "Fund") is an open-end investment company with the following investment portfolio (the "Portfolio"):




                                Equity Portfolio









Shares of the Portfolio are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep for future reference.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Risk/Return Summary......................................................... 3

Portfolios Fees & Expenses.................................................. 5

Principal Investment Strategies............................................. 6

Risks....................................................................... 6

Investment Policies......................................................... 8

Fund Management............................................................. 9

Share Price................................................................ 10

Distributions and Taxes.................................................... 10

Financial Highlights....................................................... 11

                               RISK/RETURN SUMMARY

INVESTMENT GOAL              Equity Portfolio................. Long term capital
                                                               appreciation

PRINCIPAL INVESTMENT
STRATEGY                     o The Equity Portfolio invests primarily in equity
                               securities that the investment adviser believes are undervalued in the marketplace.


INVESTMENT
PHILOSOPHY                   OpCap Advisors is the investment adviser of the
                             Portfolio. OpCap Advisors applies principles of value investing, although the individual portfolio managers may implement those principles differently. When selecting equity securities,
                             OpCap Advisors believes there are two major components of value.

                             o A company's ability to generate earnings that
                               contribute to shareholder value. OpCap Advisors considers discretionary cash flow-cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company's potential to add economic value.

                             o Price - OpCap Advisors looks for market
                               undervaluation great enough to offer the potential for upside reward with what it believes is modest downward risk.

                             OpCap Advisors uses fundamental company analysis to select securities. Fundamental company analysis involves intensive evaluation of historic financial data including:

                             o Company financial statements
                             o Market share analysis
                             o Unit volume growth
                             o Barriers to entry
                             o Pricing policies
                             o Management record.

                             OpCap Advisors uses fundamental company analysis to select companies they believe have one or more of the following characteristics:

                             o substantial and growing discretionary cash flow
                             o strong shareholder value-oriented management
                             o valuable consumer or commercial franchises
                             o high returns on capital
                             o favorable price to intrinsic value relationship.

                             There can be no assurance that OpCap Advisors will achieve its goals.


PRINCIPAL RISKS              You could lose money or the Portfolio could
                             underperform other investments if any of the following happens:

                             o The stock market goes down
                             o The Portfolio's investment style (i.e., value)
                               falls out of favor with the stock market
                             o The market undervalues the stocks held for longer
                               than expected, or the stocks purchased turn out not to be undervalued

BAR CHART &
PERFORMANCE TABLE            The bar charts provide some indication of the
                             risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year over the past 10 or less full calendar years during the life of the Portfolio and the highest and lowest quarterly return during the same period for the Portfolio.

                             The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The Portfolio's performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

                             [TABULAR REPRESENTATION OF A LINE CHART]

                                     Equity Portfolio

                                Year             Performance
                                1991               31.22 %
                                1992               17.90 %
                                1993                7.85 %
                                1994                3.81 %
                                1995               38.85 %
                                1996               23.36 %
                                1997               26.63 %
                                1998               11.86 %
                                1999                2.54 %
                                2000                9.91 %

                             [END CHART]

During the periods shown in the bar chart, the highest quarterly return was 14.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was (12.35)% (for the quarter ended September 30, 1998).

The table below shows how the average annual returns for one year, five years and for the life of the Equity Portfolio compares to that of the Standard & Poor's Composite Index of 500 Stocks. The table gives some indication of the risks of the Portfolio by comparing the performance of the Portfolio with a broad measure of market performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000
      --------------------------------------------------------------------

                           PAST YEAR        PAST 5 YEARS      SINCE INCEPTION
EQUITY PORTFOLIO              9.91%            14.54%              15.22%*
----------------              -----            ------              -------

S&P 500 INDEX                (9.09)%           18.33%              16.44%
-------------                -------           ------              ------


* On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Fund, at which time the Fund commenced operations. The total net assets for the Equity Portfolio immediately after the transaction was $86,789,755 with respect to the Old Trust and for the Equity Portfolio, $3,764,598 with respect to the Fund. For the period prior to September 16, 1994, the performance figures above for the Equity Portfolio reflect the performance of the corresponding Portfolio of the Old Trust. The Old Trust commenced operations on August 1, 1988.

                            PORTFOLIO FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares in the Portfolio.

SHAREHOLDER FEES--FEES YOU PAY DIRECTLY                                    None

  Annual Fund Operating Expenses - Expenses that are deducted from Fund assets

                                                                  Total Annual Fund
                         Management Fees      Other Expenses     Operating Expenses
  Equity Portfolio           0.80%                 0.15%               0.95%

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment assuming: (1) 5% annual return; (2) the Fund's operating expenses remain the same, and (3) you redeem all your shares at the end of each period in the table.

                               1 Year        3 Years       5 Years      10 Years
  Equity Portfolio               $97           $303          $525        $1,166

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q  What is the Portfolio's investment objective?

A Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q  What is the Portfolio's investment program?

A The Equity Portfolio invests primarily in equity securities of companies that OpCap Advisors believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q  What are the potential rewards of investing in the Portfolio?

A Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.


                                      RISKS

Q  What are the risks of investing in the Portfolio?

A The Equity Portfolio invests principally in equity securities which may be affected by the following:

   STOCK MARKET VOLATILITY - The stock market in general may fluctuate in response to political, market and economic developments and you can lose money on your investments.

   Equity investors should have a long-term investment horizon and should be prepared for the ups and downs of the stock market.

   STOCK PICKING - The portfolio manager may select stocks that have prices that turn out not to be undervalued or do not achieve expectations for growth in income or revenues.

   ISSUER CHANGES - Changes in the financial condition of an issuer or changes in economic conditions that affect a particular type of issuer can affect the value or credit quality of an issuer's securities.

   SECTOR RISK - OpCap Advisors are bottom up investment managers. That means that they select securities for the Portfolio based on the investment merits of a particular issue rather than the business sector.

   INVESTMENT STYLES - Value stocks may be out of favor for a period of time and its investment style can produce poor returns for a period of time.

   FOREIGN EXPOSURE - When selecting foreign securities for the Portfolio, OpCap Advisors use approximately the same standards that they set for U.S. issuers. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may have additional risks than U.S. securities.

   o Political Risk - Foreign governments can take over the assets or operations of a company or may impose taxes or limits on the removal of the Portfolio's assets from that country.

   o Currency risk - The value of securities held in foreign currencies will be affected by changes in the value of that currency.

   o Liquidity - Some foreign markets are less liquid and more volatile than the U.S. stock market.

   o Limited information - There may be less public information about foreign issuers than there is about U.S. issuers.

   o Settlement and clearance - Some foreign markets experience delays in settlement. These delays could cause the Portfolio to miss investment opportunities or to be unable to sell a security.

   o Emerging Markets - There are greater risks of unstable governments and economies and restriction on foreign ownership in these countries. The Portfolio presently intends to limit investment in emerging markets to no more than 5% of their total assets.

To the extent that the Portfolio invests in debt securities, the Portfolio is exposed to these risks:

   o Interest rate risk - The risk that changes in interest rates will affect the value of fixed income securities in the Portfolio.

   o Prepayment risk - The risk that the holder of a mortgage underlying a mortgage backed security will prepay principal.

   o Credit risk - The risk that an issuer of a fixed income security will be unable to pay principal and interest payments when they are due.

                               INVESTMENT POLICIES

Q  Can the Portfolio change its investment objective and investment policies?

A Fundamental policies of the Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. The Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q  Can the Portfolio use derivative instruments?

A  Yes. The Equity Portfolio may use the following derivative instruments:

   o  futures contracts
   o  options on futures contracts
   o  forward foreign currency contracts
   o  covered calls written on individual securities
   o  uncovered calls and puts
   o  options on stock indices
   o  swaps.

   The Equity Portfolio does not expect to use derivative instruments significantly, if at all.

Q  What are the risks of derivative instruments?

A  Derivative instruments can reduce the return of the Portfolio if :

   o  Its investment adviser uses a derivative instrument at the wrong time
   o The prices of the Portfolio's futures or options positions are not correlated with its other investments
   o The Portfolio cannot close out a position because of an illiquid market.

Q  Does the Portfolio expect to engage in short-term trading?

A The Portfolio does not expect to engage in frequent short-term trading. The Financial Highlights table in this prospectus shows the turnover rates during prior fiscal years for the Portfolio.

Q  Can the Portfolio vary from its investment goals?

A When the Portfolio's investment adviser or subadviser thinks market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. Government securities and money market instruments. To the extent that the Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors to serve as manager of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $37 billion of assets under management as of December 31, 2000. They are indirect wholly-owned subsidiaries of PIMCO Advisors L.P. The mailing address is 1345 Avenue of the Americas, New York, New York 10105.

The general partners of PIMCO Advisors L.P. are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors L.P. PIMCO Partners, G.P. is the sole general partner of PAH.

Through its ownership of PAH, Allianz AG ("Allianz") is the majority owner of PIMCO Advisors L.P. and its subsidiaries, including OpCap Advisors. Pacific Life Insurance Company owns approximately 30% in PIMCO Advisors L.P. Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in more than 70 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $700 billion.

OpCap Advisors and PIMCO Advisors have been in business as investment advisers since 1987 and Oppenheimer Capital has been in business as an investment adviser since 1969.

OpCap Advisors manages the investments of the Portfolio (and places brokerage orders) and conducts the business affairs of the Fund. Employees of Oppenheimer Capital, PIMCO Advisors and OpCap Advisors perform these services.

The Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. The Fund paid OpCap Advisors the following fee as a percentage of average daily net assets during the fiscal period ended December 31, 2000:

        Equity Portfolio...........................................0.80%

The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to the Equity Portfolio.

PORTFOLIO MANAGERS

[PHOTOGRAPH OF                            John Lindenthal, Managing Director and
 JOHN LINDENTHAL]                         senior equity portfolio manager and
                                          analyst at Oppenheimer Capital, is the
                                          portfolio manager of the Equity
                                          Portfolio. He brings 31 years of
                                          investment experience to his current
                                          position. Mr. Lindenthal joined
                                          Oppenheimer Capital in 1979 from Bank
                                          of America where he was a senior
                                          portfolio manager responsible
                                          primarily for pension assets. Mr.
                                          Lindenthal graduated from the
                                          University of Santa Clara in
                                          California with a BS in Economics and
                                          an MBA in Finance.




                                   SHARE PRICE

The Fund calculates the Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time). Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

                         TOTAL PORTFOLIO ASSETS - LIABILITIES
     Net Asset Value  =  --------------------------------------------
                         NUMBER OF PORTFOLIO SHARES OUTSTANDING

The Fund uses the market prices of securities to value the Portfolio's investments unless securities do not have market quotations or are short-term debt securities. When the Fund uses fair value to price a security, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities trade on days when the Portfolios do not price their shares so the net asset value of the Portfolio's shares may change on days when shareholders will not be able to buy or sell shares of the Portfolio. If an event occurs after the close of the New York Stock Exchange that the Fund believes changes the value of a security, then the Fund will value the security at what it believes to be fair value.


                             DISTRIBUTIONS AND TAXES

This discussion is about distributions to the Portfolio's shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Portfolio pays dividends from its net investment income and distributes any net capital gains that it has realized at least once a year.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is incorporated by reference in the Fund's SAI, which is available upon request.


                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:



                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                              2000         1999        1998         1997       1996
                                                             -------      -------     -------      -------    -------
Net asset value, beginning of year.....................       $37.56       $38.70      $36.52       $30.07     $25.05
                                                             -------      -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................         0.25         0.25        0.39         0.39       0.21
Net realized and unrealized gain
  on investments ......................................         2.39         0.62        3.84         7.34       5.52
                                                             -------      -------     -------      -------    -------
  Total income from investment operations..............         2.64         0.87        4.23         7.73       5.73
                                                             -------      -------     -------      -------    -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................        (0.30)       (0.36)      (0.39)       (0.28)     (0.24)
Net realized gains ....................................        (3.81)       (1.65)      (1.66)       (1.00)     (0.47)
                                                             -------      -------     -------      -------    -------
  Total dividends and distributions to shareholders....        (4.11)       (2.01)      (2.05)       (1.28)     (0.71)
                                                             -------      -------     -------      -------    -------

Net asset value, end of year...........................       $36.09       $37.56      $38.70       $36.52     $30.07
                                                             =======      =======     =======      =======    =======

TOTAL RETURN (1).......................................          9.9%         2.5%       11.9%        26.6%      23.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)........................      $88,613      $70,512     $48,711      $28,820    $19,843
Ratio of expenses to average net assets (2) ...........         0.95%        0.91%       0.94%        0.99%      0.93% (3)
Ratio of net investment income to average net assets...         0.78%        0.86%       1.36%        1.25%      1.29% (3)
Portfolio Turnover .....                                          58%          84%         29%          32%        36%

--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and distributions.
(2) Inclusive of expenses offset by earnings credits from custodian bank.
(3) During the fiscal year indicated above, the Adviser waived a portion of its fees. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively.

For investors who want more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolio and is incorporated into this prospectus by reference.

The SAI and the Portfolio's annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

You can review and copy the Portfolios' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
     Telephone:  1-202-942-8090

     Free from the EDGAR Database on the Commission's Internet website at http://www.sec.gov.



S:\LEGALDEP\FUNDS\ACCUM\Prospectus-2001\4-30-01-prosectus-Travelers.DOC


OCC ACCUMULATION TRUST

Equity Portfolio